NEWS

FOR IMMEDIATE RELEASE June 24, 2024	Contact: Hawaiian Airlines Public Relations News@HawaiianAir.com

    HAWAIIAN AIRLINES ANNOUNCES LAUNCH OF PRIVATE EXCHANGE OFFER FOR ANY AND ALL OF ITS OUTSTANDING 5.750% SENIOR SECURED NOTES DUE 2026 AND CONSENT SOLICITATION

Honolulu, Hawai’i – June 24, 2024 – Hawaiian Airlines, Inc. (the “Company”) today announced that Hawaiian Brand Intellectual Property, Ltd. (the “Brand Issuer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect wholly owned subsidiary of the Company, and HawaiianMiles Loyalty, Ltd. (the “Loyalty Issuer”, and, together with the Brand Issuer, the “Issuers” and each, an “Issuer”), have commenced an offer to exchange (the “Exchange Offer”) any and all of their outstanding 5.750% Senior Secured Notes due 2026 (the “Existing Notes”) held by Eligible Holders, as defined below, for the Issuers’ 11.000% Senior Secured Notes due 2029 (the “New Notes”) and cash.

			Exchange Consideration per $1,000 Principal Amount of 2026 Notes Tendered
			Total Consideration for 2026 Notes Tendered On or Prior to the Early Exchange Time		Exchange Consideration Amount for each $1,000 Principal Amount of 2026 Notes Tendered After the Early Exchange Time
Notes to be Exchanged	CUSIP/ISINs Nos.	Outstanding Principal Amount	11.000% Senior Secured Notes due 2029	Cash	11.000% Senior Secured Notes due 2029	Cash
5.750% Senior Secured Notes due 2026	41984LAA5; US41984LAA52 G4404LAA8; USG4404LAA82	$1,200,000,000	$825.0	$175.0	$825.0	$125.0

Prior to the launch of the Exchange Offer and Consent Solicitation, holders of the Existing Notes representing nearly 50% of the aggregate principal amount of the Existing Notes outstanding (the “Supporting Holders”) have indicated their intent to participate in the Exchange Offer and Consent Solicitation, but no assurance can be given that any such Supporting Holder will participate.

In connection with the Exchange Offer, the Issuers are soliciting (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) consents (the “Consents”) to the adoption of certain amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes. Eligible Holders who tender their Existing Notes pursuant to the Exchange Offer must also deliver Consents to the Proposed Amendments. Eligible Holders may not deliver Consents to the Proposed Amendments without also validly tendering their Existing Notes.

The Exchange Offer and Consent Solicitation is being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum and solicitation statement (the “Offering Memorandum”), and the related letter of transmittal (the “Letter of Transmittal” and together with the Offering Memorandum, the “Exchange Offer Materials”), each dated June 24, 2024.

The Exchange Offer and Consent Solicitation is being made only (a) in the United States, to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (b) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Regulation S under the Securities Act) in offshore transactions in compliance with Regulation S. We refer to the holders of Existing Notes who have certified that they are eligible to participate in the Exchange Offer and Consent Solicitation pursuant to at least one of the foregoing conditions as “Eligible Holders.”

Upon the terms and subject to the conditions of the Exchange Offer, Eligible Holders that validly tender their Existing Notes at or prior to 5:00 p.m., New York City Time, on July 9, 2024 (the “Early Exchange Time”), and whose tenders are accepted for exchange by the Issuers, will receive $825.0 of New Notes and $175.0 cash for every $1,000 principal amount of the Existing Notes.

Upon the terms and subject to the conditions of the Exchange Offer, Eligible Holders that validly tender, and do not validly withdraw, their Existing Notes after the Early Exchange Time but at or prior to 5:00 p.m., New York City Time, on July 24, 2024 (the “Expiration Time”), and whose tenders are accepted for exchange by the Issuers, will receive $825.0 of New Notes and $125.0 cash for every $1,000 principal amount of the Existing Notes.

In addition, holders of Existing Notes validly tendered (and not validly withdrawn) in the Exchange Offer will receive on the settlement date accrued and unpaid interest to, but not including, the settlement date in cash on all such Existing Notes validly tendered and accepted for exchange pursuant to the Exchange Offer.

Tenders of Existing Notes may only be withdrawn at or prior to 5:00 p.m., New York City time, on July 9, 2024 (the "Withdrawal Deadline").

Consummation of the Exchange Offer and Consent Solicitation is conditioned upon the satisfaction or waiver of the conditions set forth in the Exchange Offer Materials. The Exchange Offer and Consent Solicitation is conditioned upon Eligible Holders validly tendering and not validly withdrawing at least $1,140,000,000 aggregate principal amount of Existing Notes (the “Minimum Participation Condition”), provided however, that (i) if Eligible Holders shall have validly tendered and not validly withdrawn at least $800,000,000, but less than $1,140,000,000, aggregate principal amount of Existing Notes, the Issuers may accept for exchange such Existing Notes in their sole and absolute discretion and shall have the right to waive the Minimum Participation Condition without extending the Withdrawal Deadline or Expiration Time and (ii) if Eligible Holders shall have validly tendered and not validly withdrawn less than $800,000,000 aggregate principal amount of Existing Notes, the Issuers shall not accept for payment such Existing Notes and the Issuers shall not have the right to waive the Minimum Participation Condition. In addition, the Exchange Offer and Consent Solicitation may be terminated or withdrawn at any time, in the Issuers’ sole and absolute discretion, subject to compliance with applicable law.

The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Exchange Offer Materials, copies of which may be obtained by Eligible Holders by contacting Global Bondholder Services Corporation, Attn: Corporate Action, 65 Broadway, Suite 404, New York, New York 10006, telephone number: (855) 654-2015 (toll-free) or (212) 430-3774 (for Banks and Brokers) to complete the eligibility process. The eligibility certificate is available electronically at: https://gbsc-usa.com/eligibility/hawaiian and is also available by contacting Global Bondholder Services

Corporation. Holders of Existing Notes that are not Eligible Holders will not be able to receive such documents, but may call us at the numbers set forth above for further instructions.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer and Consent Solicitation is being made and the New Notes are being offered only to “qualified institutional buyers” and holders that are not “U.S. persons” as such terms are defined under the Securities Act. The New Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and, accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Exchange Offer Materials. The Exchange Offer and Consent Solicitation is subject to the terms and conditions set forth in the Exchange Offer Materials.

About Hawaiian Airlines

Now in its 95th year of continuous service, Hawaiian is Hawaiʻi's largest and longest-serving airline. Hawaiian offers approximately 150 daily flights within the Hawaiian Islands, and nonstop flights between Hawaiʻi and 16 U.S. gateway cities – more than any other airline – as well as service connecting Honolulu and American Samoa, Australia, Cook Islands, Japan, New Zealand, South Korea and Tahiti.

Consumer surveys by Condé Nast Traveler and TripAdvisor have placed Hawaiian among the top of all domestic airlines serving Hawaiʻi. The carrier was named Hawaiʻi's best employer by Forbes in 2022 and has topped Travel + Leisure’s World’s Best list as the No. 1 U.S. airline for the past two years. Hawaiian has also led all U.S. carriers in on-time performance for 18 consecutive years (2004-2021) as reported by the U.S. Department of Transportation.

The airline is committed to connecting people with aloha by offering complimentary meals for all guests on transpacific routes and the convenience of no change fees on Main Cabin and Premium Cabin seats. HawaiianMiles members also enjoy flexibility with miles that never expire. As Hawai‘i’s hometown airline, Hawaiian encourages guests to Travel Pono and experience the islands safely and respectfully.

Hawaiian Airlines, Inc. is a subsidiary of Hawaiian Holdings, Inc. (NASDAQ: HA). Additional information is available at HawaiianAirlines.com. Follow Hawaiian’s Twitter updates (@HawaiianAir), become a fan on Facebook (Hawaiian Airlines), and follow us on Instagram (hawaiianairlines). For career postings and updates, follow Hawaiian’s LinkedIn page.

For media inquiries, please visit Hawaiian Airlines’ online newsroom.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain information that includes or is based upon forward-looking statements. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “potential,” and “will,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, including the satisfaction of the conditions to the Exchange Offer and Consent Solicitation and the completion of the proposed Exchange Offer and Consent Solicitation.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of the Issuers, the Company and their subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified herein. The Company does not undertake any obligation to publicly correct or update any forward-looking statement if the Company later becomes aware that such statement is not likely to be achieved.